Nations Outlook Variable Annuity Series II-III

Hartford Life Insurance Company
Separate Account Seven

Supplement Dated February 19, 2016 to your Prospectus Dated May 1, 2015

A Special Meeting (the “Meeting”) of Shareholders of each “Merging Fund” (identified in the chart below), each a series of Columbia Funds Variable Insurance Trust I (the “Trust”), will take place on or about April 15, 2016. At the Meeting, Shareholders of each Merging Fund will vote on a proposed Agreement and Plan of Reorganization (“Reorganization Plan”). If approved at the Meeting, pursuant to each Reorganization Plan, each Merging Fund will be reorganized (merged) into a corresponding series of Columbia Funds Variable Insurance Trust II (identified in the chart below as the “Acquiring Fund”).

Merging Fund	Acquiring Fund
Columbia Variable Portfolio - International Opportunities Fund – Class 2	Columbia Variable Portfolio - Select International Equity Fund – Class 2
Columbia Variable Portfolio – Large Cap Growth Fund II – Class 1	Columbia Variable Portfolio – Large Cap Growth Fund – Class 1
Columbia Variable Portfolio - Large Cap Growth Fund III – Class 1	Columbia Variable Portfolio - Large Cap Growth Fund – Class 1
Variable Portfolio - Loomis Sayles Growth Fund II – Class 1	Variable Portfolio – Loomis Sayles Growth Fund – Class 1

The Board of Trustees of each Merging Fund has set a record date of January 22, 2016 (“Record Date”). Shareholders of each Merging Fund on the Record Date are entitled to notice of and to vote at the Meeting. Contract Owners with Contract Value allocated to a Merging Fund as of the Record Date will receive notice of the Meeting, a Proxy Statement/Prospectus and a voting instruction card. The Proxy Statement/Prospectus will set forth information about each proposed merger. Additional information on the Acquiring Funds will be available in each Acquiring Funds’ prospectus.

Proposed Reorganization Plans
With regard to each reorganization, if a Reorganization Plan is approved, you will no longer be able to allocate new Premium Payments or make transfers to the applicable Merging Fund Sub-Account, including program trades, on or after the close of business on April 28, 2016.

Effective as of the close of business on or about April 29, 2016, for each Reorganization Plan that is approved:

•	all assets and liabilities of a Merging Fund Sub-Account will be transferred into the corresponding Acquiring Fund Sub-Account;

•
Shareholders of each Merging Fund Sub-Account will receive shares of the same class of the Acquiring Fund Sub-Account that are equal in value to the shares of the Merging Fund Sub-Account held by the shareholder;

•	If any of your Contract Value is invested in any of the Merging Fund Sub-Accounts that Contract Value will be automatically merged into the corresponding Acquiring Fund Sub-Account;

•	If any portion of your future Premium Payments is allocated to a Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract;

•	any transaction that includes an allocation to a Merging Fund Sub-Account will automatically be allocated to the corresponding Acquiring Fund Sub-Account; and

•
unless you direct us otherwise, if you are enrolled in any Automatic Income, DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to a Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the corresponding Acquiring Fund Sub-Account.

For each Reorganization Plan that is approved, effective on or about the close of business on April 29, 2016, all references and information contained in the prospectus for your Contract related to a Merging Fund Sub-Account are deleted and replaced with the corresponding Acquiring Fund Sub-Account.

Additional Fund Investment Options
Each Acquiring Fund will not be available for allocations of new Premium Payments or transfers of Contract Value until the merger, if approved, is complete. For each merger that is approved, the Acquiring Fund Sub-Account will become available as an investment option for allocations of new Premium Payments and transfers of Contract Value effective May 2, 2016. The additional investment options are added in alphabetical order under “Columbia Funds Variable Insurance Trust II” in table 2. Nations Outlook Variable Annuity in Appendix A – Product Comparison Information, Section II. Investment Options as follows:

Fund option	Objective Summary	Investment Adviser/Sub-Adviser
Columbia Variable Portfolio - Large Cap Growth Fund – Class 1	Seeks to provide shareholders with long-term growth of capital	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select International Equity Fund – Class 2	Seeks to provide shareholders with capital appreciation	Columbia Management Investment Advisers, LLC; Sub-advised by Threadneedle International Limited
Variable Portfolio – Loomis Sayles Growth Fund – Class 1	Seeks to provide shareholders with long-term capital growth	Columbia Management Investment Advisers, LLC; Sub-advised by Loomis, Sayles & Company LP

Additional information on the Acquiring Funds will be available in each Acquiring Funds’ prospectus.

This supplement should be retained with the prospectus for future reference.

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